Exhibit 10.13(c)

THIRD AMENDMENT TO LEASE

This is the Third Amendment (“Third Amendment”) to that certain Lease dated September 5, 2017 as amended by the First Amendment thereto dated January 21, 2018 and the Second Amendment thereto dated March 27, 2018 (the “Lease”) made and entered into by and between OUSTER, INC., a Delaware corporation (“Tenant”) and MISSION CREATIVE OWNERSHIP, LLC, a Delaware limited liability company (“Landlord’’).

RECITALS

WHEREAS, Landlord and Tenant are parties to the above referenced Lease for Premises located at 2741 16th Street, San Francisco, California 94107 (the “Premises”); and

WHEREAS, in connection with the improvement of Premises by Tenant, dates were established for the Outside Completion Date and the Outside Contribution Date, as such dates are set forth and defined in Paragraph 2 and Paragraph 9 of the Workletter that is a part of the Lease and attached thereto as Exhibit B and

WHEREAS, Landlord and Tenant now desire to amend the Outside Completion Date and the Outside Contribution Date set forth in the Lease; and

WHEREAS, capitalized terms which are not otherwise defined herein shall be deemed to have the same meanings herein as are ascribed to such terms in the Lease.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is amended as follows.

AGREEMENT

1.    Amendment of Outside Completion Date and Outside Contribution Date. Landlord and Tenant hereby agree that the Outside Completion Date is changed from “September 1, 2018” to” July 15, 2019” and that the Outside Contribution Date is changed from “within the first eighteen (18) months following the full execution of this Lease” to “by December 15, 2019”. Further, during the Preconstruction period identified in the Workletter, Tenant agrees to meet with Landlord twice per month, subject to Landlord’s request, to discuss and review Tenant’s ongoing progress and planning for Tenant’s Work.

2.    Entire Agreement. All understandings and agreements, oral or written, previously made between the parties hereto pertaining to the subject matter hereof are merged in this Third Amendment, which alone fully and completely expresses the agreement between Landlord and Tenant. No modification, waiver or amendment of this Third Amendment or of any of its conditions or provisions shall be binding upon Landlord unless in writing signed by Landlord.

3.    Authority. Each signatory of this Third Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. Each provision of this Third Amendment shall extend to and shall bind and inure to the benefit not only of Landlord and Tenant, but also of their respective heirs, legal representatives, successors and assigns.

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4.    Signatures. The parties hereto consent and agree that this Third Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Third Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this Third Amendment electronically, and (2) the electronic signatures appearing on this Third Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment to Lease as of the 14th day of August, 2018.

TENANT

OUSTER, INC., a Delaware corporation
By: /s/ Raffi Mardirosian
Print Name: Raffi Mardirosian
Its: VP Corporate Development

By:
Print Name:
Its:

LANDLORD

MISSION CREATIVE OWNERSHIP, LLC, a Delaware limited liability company

By:	/s/ Grant Barbour
Title:	Managing Member

Date:	8/14/18

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